FORM 8-K

              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  25049


                        CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                  the Securities Act of 1934

Date of Report  (Date of earliest event reported): May 16, 1996.


                 Stone Container Corporation
_________________________________________________________________
      (Exact name of registrant as specified in its charter)


  Delaware                  1-3439                  36-2041256
(State or other        (Commission File       (IRS Employer
 jurisdiction of        Number)                Identification
 incorporation)                                Number)


150 North Michigan Avenue, Chicago, Illinois          60601-7568
(Address of principal executive offices)               Zip Code

Registrant's telephone number, including area code: (312)346-6600

                           Not applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On May 16, 1996, Stone Container Corporation, a Delaware corporation (the "Company"), and First Chicago Trust Company of New York as successor of The First National Bank of Chicago, as Rights Agent (the "Rights Agent"), amended the Rights Agreement, dated as of July 25, 1988, as amended July 23, 1990 (the "Rights Agreement"), between the Company and the Rights Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.

     As more fully set forth in the amendment (the "Amendment") to the Rights Agreement, the Amendment (i) provides an "inadvertent triggering" exception for institutional holders and investment advisers; (ii) provides for the substitution of other securities or consideration in the event of insufficient authorized Common Stock; (iii) provides for the voiding of Rights held by certain transferees of acquiring persons; (iv) eliminates the "disinterested director" requirement in connection with the redemption of the Rights after a change in the majority of the Board of Directors of the Company (the "Board") and provides, in lieu thereof, that, following a contest or consent solicitation, there will be a limited period of 180 days during which the Rights would not be redeemable; (v) eliminates the disinterested director requirement with respect to the redemption of the Rights after a person becomes an Acquiring Person under the circumstances where there is no proxy contest or consent solicitation - induced majority change in the Board; (vi) provides that the Rights Agreement cannot be amended at a time when the Rights are not redeemable and eliminates in connection therewith the disinterested director requirement with respect to certain amendments to the Rights Agreement; and (vii) provides the Company with the flexibility to pay the redemption price for the Rights in cash, shares of Common Stock or any other form of consideration deemed appropriate by the Board.

     The Amendment to the Rights Agreement is filed as Exhibit 4 hereto and is incorporated herein by reference and the foregoing description of the amendment is qualified in its entirety by reference to such exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     4.   Amendment to the Rights Agreement, dated as of May
          16, 1996, between Stone Container Corporation and
          First Chicago Trust Company of New York, as Rights
          Agent.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     STONE CONTAINER CORPORATION



Date:  June 8, 1996            By:  RANDOLPH C. READ
                                    Randolph C. Read
                                    Senior Vice President -
                                    Chief Financial and Planning
                                     Officer

                            EXHIBIT INDEX




                                                    Sequentially
Exhibit                                                 Numbered
Number     Description of Exhibit                           Page

  4        Amendment to Rights Agreement, dated as
           of May 16, 1996, between Stone Container
           Corporation and First Chicago Trust
           Company of New York, as Rights Agent.